UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2021

FRANKLIN

GLOBAL MARKET

NEUTRAL FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Franklin Global Market Neutral Fund for the twelve-month reporting period ended September 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a subadviser of the Fund and a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the merger, Franklin Advisers replaced QS Investors as the subadviser and QS Global Market Neutral Fund was renamed Franklin Global Market Neutral Fund. The merger did not change the manner in which the Fund’s portfolio is managed, nor did it result in any change in the nature or amount of services provided by, or the fees payable to, the subadviser. For more information, please see the Fund’ prospectus supplement dated July 6, 2021.

II	Franklin Global Market Neutral Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 29, 2021

Franklin Global Market Neutral Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. The Fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk.

We at Franklin Advisers, Inc. (“Franklin Advisers”) (prior to August 7, 2021, QS Investors, LLC), the Fund’s subadviser, buy equity securities that we consider to be undervalued (“long positions”) and sell short equity securities that we consider to be overvalued (“short positions”). We use quantitative models to select long and short position sizes that we believe will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall Fund performance. We view market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the Fund’s market neutral strategy, the Fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the Fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships (MLPs), real estate investment trusts (REITs), and securities of other investment companies including exchange-traded funds (ETFs). As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest without limit in securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

When we deem it to be appropriate, the Fund may enter into various derivative transactions as a principal investment strategy using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were volatile but positive across most regions and sectors for the twelve-month reporting period ended September 30, 2021, with the MSCI All Country World Index (“MSCI ACWI”)i returning 27.44% for the reporting period.

The MSCI ACWI had a positive return for much of the reporting period, with a strong fourth quarter of 2020 when global equity markets advanced nearly across the board. The bulk of gains occurred in November following positive coronavirus vaccine trials and Joe Biden’s

Franklin Global Market Neutral Fund 2021 Annual Report	1

Fund overview (cont’d)

win in the U.S. presidential election. Positive news appeared to outweigh concerns that economic recoveries would stall amid renewed lockdowns resulting from rising coronavirus infection rates and the identification of a new, more infectious COVID-19 strain. Sentiment was buoyed toward the end of 2020 by the start of vaccinations for essential medical workers in parts of the United States and Europe. In November, value stocks staged a surge over the growth stocks that had been dominating as a result of low interest rates and COVID-19 related trends, although this reversal faded in December. Emerging markets outperformed developed markets for the quarter.

The equity market advance was more muted in the first quarter of 2021, although investors’ optimism around policy stimulus and economic reopening appeared to outweigh concerns about higher bond yields and potential economic overheating. Credit markets influenced stock markets for much of the quarter, with the yield for the 10-year U.S. Treasury note finishing near its highest levels in more than a year amid rising inflation expectations and improving macro prospects. The backup in yields prompted a style rotation in equity markets, with “duration plays” (meaning companies with long-dated cash flows within certain growth industries like technology and media) and “bond proxies” (those equity sectors with fixed income characteristics like Utilities and Consumer Staples) mostly lagging, while commodity price-sensitive and other economically cyclical sectors (e.g., Energy, Industrials and Financials) generally performed well. Emerging markets trailed developed markets with a modest gain in equities overall. In terms of investment style, global value equities surged and significantly outperformed the slight gain of global growth stocks.

Progress in vaccination campaigns and businesses reopening, along with ongoing monetary and fiscal stimulus, aided continued economic recovery in several parts of the world in the second quarter of 2021. Inflation was the dominant market theme as supply chain disruptions and higher commodity prices combined with low base effects to drive up inflation around the globe. Investors weighed signals on whether the inflation jump would be temporary and if governments and central banks would begin tightening accommodative policies sooner than expected. Developed stock markets collectively advanced ahead of emerging equity markets.

In the final quarter of the reporting period, the MSCI ACWI return was modestly negative, as a selloff in September erased the gains of many markets earlier in the quarter. Early in the period, strong corporate earnings in several parts of the world, full U.S. regulatory approval for a COVID-19 vaccine and the Chinese central bank’s liquidity-boosting measures aided markets. However, many investors were also pricing in the potential for the Federal Reserve Board (the “Fed”)ii to begin tapering stimulus sooner than expected. Late in the period, persistent inflation, more hawkish central bank messaging and a continued regulatory crackdown in China all affected investor sentiment. Developed stock markets overall edged up, and emerging markets collectively sold off. Regionally, U.S. equities advanced slightly while Asian and European markets overall declined and Latin American stock markets plunged.

2	Franklin Global Market Neutral Fund 2021 Annual Report

The U.K. was the best performing major equity market in the MSCI ACWI for the full reporting period, meaningfully outperforming the MSCI ACWI in the first half of the reporting period. At the end of 2020, and after months of post-Brexit vote negotiations, a deal was finalized on Christmas Eve just before the expiration of the transition period. The successful vaccine rollout in early 2021 and a significant decline in infections in February and March further bolstered the equity market. The U.K. equity market returns were more muted in the second calendar quarter of 2021 and were slightly negative for the final quarter of the reporting period.

The U.S. outperformed the MSCI ACWI for the period, driven largely by the Financials sector. At the start of the period, an expansive two-month rally followed the Biden presidential election win, COVID-19 vaccine approval and a late-December U.S. aid package helped shore up sentiment. Strong first-quarter 2021 U.S. equity results hinged on robust corporate earnings, the accelerating COVID-19 vaccine rollout and the passage of a $1.9 trillion government relief package, as well as the Fed’s carefully orchestrated approach to monetary easing and ultralow interest-rate policy. U.S. equity markets continued to outpace most other developed markets in the second calendar quarter of 2021, as investors recalibrated their expectations for inflation, interest rates and risks associated with the pandemic. Ongoing vaccinations and healthy economic fundamentals buoyed consumer, business and investor sentiment, while broadly better-than-expected corporate earnings and forward guidance provided solid support for equities. That said, by the end of that quarter, concern about high equity valuations and the spread of a more contagious coronavirus variant began to weigh on sentiment, particularly in June. After peaking at all-time highs, broad gauges of the U.S. equity market sold off during the final weeks of the third calendar quarter of 2021 as investors grappled with a number of current and potential headwinds facing American businesses. U.S. fiscal and monetary policy were on track to tighten concurrently, just as tax increases were on the horizon, while U.S. economic growth has been slowing sooner and faster than economists initially predicted. Additionally, there was a lot of concern that higher wages, energy prices and transportation costs will weigh on earnings for the remainder of this year and into 2022. Robust corporate earnings and balance sheet health counterbalanced some of the negative market forces.

Continental Europe performed in line with the MSCI ACWI for the full reporting period. At the end of 2020, the rollout of coronavirus vaccines and expected additional stimulus measures helped offset worries about rising COVID-19 cases and renewed stay-at-home orders. In December, the European Central Bank (“ECB”)iii increased its bond-buying program and opened up a new set of cheap loans for banks in response to the resurging pandemic, extending both measures into 2022. By the end of the first quarter of 2021, gains were restrained by the increase in global bond yields amid mounting worries about a possible rise in inflation, along with new lockdown measures in several countries. In June 2021, ECB

Franklin Global Market Neutral Fund 2021 Annual Report	3

Fund overview (cont’d)

raised its economic forecast for the euro area, but stated it intended to continue its accommodative monetary stimulus. European stock markets collectively declined in the final quarter of the reporting period on mixed underlying results. Resurging coronavirus cases, inflation worries and concerns about economic growth in the region and in China restrained sentiment.

Japan underperformed the MSCI ACWI overall for the full reporting period. Japanese equity markets surged in November 2020 on positive vaccine news, leading to optimism for a potential recovery in foreign demand for Japanese products, while domestic demand remained subdued. In the first quarter of 2021, however, Japan was the laggard in the MSCI ACWI while still posting a modestly positive return. Equity returns turned negative in the second calendar quarter of 2021; the economy contracted as private consumption and government spending decreased amid rising coronavirus cases and slow vaccine rollouts. Japan outperformed in the final quarter of the reporting period with one of the few positive returns regionally, as Japanese equities found support from vaccination progress and lessening political uncertainty as the decision on a new prime minister took shape. In addition, Japan’s unemployment rate stood at a better-than-expected 2.8% in both July and August.

After outperforming developed markets for the final quarter of 2020, emerging markets underperformed for the remainder of the period and for the reporting period overall. While in early 2021 Asian emerging stock markets generally rose on hopes for new U.S. stimulus measures and a swift economic recovery, sentiment on Chinese equities was dampened by fears of the government tightening liquidity and on the periodic weakness in some parts of global equity markets amid rising bond yields. Supply bottlenecks and rising inflation, along with the specter of U.S. interest rates rising sooner than previously expected, caused concern. U.S.-China tensions also dampened sentiment on Chinese equities in June of 2021. In the final quarter of the reporting period, China stock markets lagged most others in the region as a large Chinese real estate developer faced a liquidity crisis and potential debt default. Concerns about China’s economic growth and tighter regulations on several industries, most notably in technology, also weighed on markets.

In the smaller developed markets, Australia, New Zealand and Canada was the best performing region overall, outperforming the MSCI ACWI consistently throughout the reporting period. Developed Asia ex Japan underperformed, most notably in the second half of the reporting period.

Q. How did we respond to these changing market conditions?

A. Given that our process is designed to limit the effects of global stock market movements on overall fund performance, changing market conditions do not necessitate a change in our process.

4	Franklin Global Market Neutral Fund 2021 Annual Report

Performance review

For the twelve months ended September 30, 2021, Class A shares of Franklin Global Market Neutral Fund (prior to August 7, 2021, known as QS Global Market Neutral Fund), excluding sales charges, returned 4.66%. The Fund’s unmanaged benchmark, the FTSE 3-Month U.S. Treasury Bill Indexiv, returned 0.06% for the same period. The Lipper Alternative Equity Market Neutral Funds Category Averagev returned 3.71% over the same time frame.

Performance Snapshot as of September 30, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Franklin Global Market Neutral Fund:
Class A	3.40%	4.66%
Class C	3.02%	3.95%
Class I	3.59%	5.08%
Class IS	3.58%	5.07%
FTSE 3-Month U.S. Treasury Bill Index	0.02%	0.06%
Lipper Alternative Equity Market Neutral Funds Category Average	0.93%	3.71%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 29, 2021, the gross total annual fund operating expense ratios for Class A, Class C, Class I and Class IS shares were 3.32%, 3.98%, 2.91% and 2.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.55% for

Franklin Global Market Neutral Fund 2021 Annual Report	5

Fund overview (cont’d)

Class A shares, 2.30% for Class C shares, 1.20% for Class I shares and 1.10% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for each class as a result of acquired fund fees and expenses and dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection within the U.S., Japan, Europe and Australia/New Zealand/Canada was a leading contributor to performance for the reporting period. Across sectors, performance was positive in Financials, Information Technology, Industrials, Communication Services, Real Estate, Consumer Staples and Utilities. The stock selection model was positive across all dimensions, and especially strong with value, earnings growth and alternatives.

Q. What were the leading detractors from performance?

A. Stock selection in the U.K. was a leading detractor from performance at the region level. There was weak performance across the Health Care, Energy and Consumer Discretionary sectors.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in Franklin Global Market Neutral Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Franklin Advisers, Inc.

October 13, 2021

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The

6	Franklin Global Market Neutral Fund 2021 Annual Report

Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Fund’s market neutral strategy will be successful. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. There is no assurance strategies used by the Fund will be successful. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses. Additional risks may include those risks associated with REITs, MLPs and investing in securities issued by other investment companies, including ETFs. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten long holdings (as a percentage of net assets) as of September 30, 2021 were: Inmode Ltd. (0.8%), Alphabet Inc. (0.7%), Alliance Data Systems Corp. (0.7%), BayCurrent Consulting Inc. (0.6%), Bio-Rad Laboratories Inc. (0.6%), Next PLC (0.6%), Criteo SA (0.6%), Pandora A/S (0.6%), Loblaw Cos. Ltd. (0.6%) and Applied Materials Inc. (0.6%). Please refer to pages 15 through 37 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector long holdings (as a percentage of net assets) as of September 30, 2021 were: Industrials (15.8%), Information Technology (12.2%), Consumer Discretionary (11.8%), Financials (11.5%) and Consumer Staples (8.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Franklin Global Market Neutral Fund 2021 Annual Report	7

Fund overview (cont’d)

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging market country indices.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 46 funds for the six-month period and among the 44 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	Franklin Global Market Neutral Fund 2021 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2021 and September 30, 2020 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown* (%) as a percent of total securities sold short

*

The bar graph above represents the composition of the Fund’s investments sold short as of September 30, 2021 and September 30, 2020 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Franklin Global Market Neutral Fund 2021 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2021 and held for the six months ended September 30, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.40%	$1,000.00	$1,034.00	3.60%	$18.36	Class A	5.00%	$1,000.00	$1,007.02	3.60%	$18.11
Class C	3.02	1,000.00	1,030.20	4.21	21.43	Class C	5.00	1,000.00	1,003.96	4.21	21.15
Class I	3.59	1,000.00	1,035.90	3.27	16.69	Class I	5.00	1,000.00	1,008.67	3.27	16.47
Class IS	3.58	1,000.00	1,035.80	3.16	16.13	Class IS	5.00	1,000.00	1,009.23	3.16	15.92

[1]	For the six months ended September 30, 2021.

10	Franklin Global Market Neutral Fund 2021 Annual Report

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Franklin Global Market Neutral Fund 2021 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	4.66%	3.95%	5.08%	5.07%
Five Years Ended 9/30/21	0.14	N/A	0.47	0.53
Inception* through 9/30/21	-0.54	-2.16	-0.21	-0.16

With sales charges[2]	Class A	Class C	Class I	Class IS
Twelve Months Ended 9/30/21	-1.36%	2.95%	5.08%	5.07%
Five Years Ended 9/30/21	-1.05	N/A	0.47	0.53
Inception* through 9/30/21	-1.55	-2.16	-0.21	-0.16

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 9/30/21)	-3.13%
Class C (Inception date of 7/16/18 through 9/30/21)	-6.75
Class I (Inception date of 11/30/15 through 9/30/21)	-1.20
Class IS (Inception date of 11/30/15 through 9/30/21)	-0.91

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, I and IS shares is November 30, 2015 and for Class C is July 16, 2018.

12	Franklin Global Market Neutral Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Franklin Global Market Neutral Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 30, 2021

Value of $1,000,000 invested in

Class I and IS Shares of Franklin Global Market Neutral Fund vs. FTSE 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 30, 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Franklin Global Market Neutral Fund 2021 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of Franklin Global Market Neutral Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index (the “Index”) is an unmanaged market index generally representative of the average yield of 3-month U.S. Treasury bills. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

14	Franklin Global Market Neutral Fund 2021 Annual Report

Schedule of investments

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 89.8%
Communication Services — 7.2%
Entertainment — 1.6%
Activision Blizzard Inc.	3,900	$ 301,821	(a)
Capcom Co. Ltd.	10,200	283,310	(b)
G5 Entertainment AB	4,823	219,179	(b)
Nintendo Co. Ltd.	600	291,875	(b)
Total Entertainment		1,096,185
Interactive Media & Services — 1.8%
Alphabet Inc., Class C Shares	175	466,429	*(a)
Kakaku.com Inc.	8,600	278,414	(b)
Rightmove PLC	38,300	351,324	(b)
Yelp Inc.	5,600	208,544	*(a)
Total Interactive Media & Services		1,304,711
Media — 3.8%
Criteo SA, ADR	11,800	432,470	*(a)
CyberAgent Inc.	17,000	329,240	(b)
Fox Corp., Class A Shares	8,000	320,880	(a)
ITV PLC	205,000	290,777	*(b)
New York Times Co., Class A Shares	4,700	231,569	(a)
Nippon Television Holdings Inc.	24,500	276,640	(b)
Publicis Groupe SA	4,000	269,375	(b)
Sinclair Broadcast Group Inc., Class A Shares	7,400	234,432	(a)
ValueCommerce Co. Ltd.	6,000	256,229	(b)
Total Media		2,641,612
Total Communication Services		5,042,508
Consumer Discretionary — 11.8%
Auto Components — 1.8%
Aisin Corp.	5,400	196,257	(b)
Linamar Corp.	4,500	233,669
Magna International Inc.	3,300	248,347
Sumitomo Rubber Industries Ltd.	22,900	291,211	(b)
Yokohama Rubber Co. Ltd.	14,800	266,098	(b)
Total Auto Components		1,235,582
Automobiles — 1.0%
Daimler AG, Registered Shares	2,600	231,128	(b)
Suzuki Motor Corp.	5,500	245,153	(b)
Trigano SA	1,050	197,209	(b)
Total Automobiles		673,490
Hotels, Restaurants & Leisure — 0.4%
Kindred Group PLC	20,000	300,322	(b)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	15

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Durables — 2.0%
Crest Nicholson Holdings PLC	35,600	$ 182,484	(b)
De’ Longhi SpA	5,200	186,915	(b)
Forbo Holding AG, Registered Shares	125	246,062	(b)
Lennar Corp., Class A Shares	2,400	224,832	(a)
PulteGroup Inc.	8,100	371,952	(a)
SEB SA	1,100	155,104	(b)
Total Household Durables		1,367,349
Internet & Direct Marketing Retail — 0.3%
AO World PLC	75,900	219,782	*(b)
Multiline Retail — 1.6%
Canadian Tire Corp. Ltd., Class A Shares	1,700	237,887
Next PLC	4,000	438,665	(b)
Target Corp.	1,800	411,786	(a)
Total Multiline Retail		1,088,338
Specialty Retail — 2.2%
AutoZone Inc.	140	237,719	*(a)
CECONOMY AG	42,100	181,881	*(b)
Dunelm Group PLC	12,700	240,637	(b)
H & M Hennes & Mauritz AB, Class B Shares	12,200	247,355	*(b)
Kingfisher PLC	76,500	346,105	(b)
Lowe’s Cos. Inc.	1,450	294,147	(a)
Total Specialty Retail		1,547,844
Textiles, Apparel & Luxury Goods — 2.5%
adidas AG	700	220,575	(b)
Deckers Outdoor Corp.	1,100	396,220	*(a)
Dr. Martens PLC	37,800	199,988	*(b)
Gildan Activewear Inc.	7,100	259,425
Hermes International	200	276,416	(b)
Pandora A/S	3,500	424,445	(b)
Total Textiles, Apparel & Luxury Goods		1,777,069
Total Consumer Discretionary		8,209,776
Consumer Staples — 8.2%
Beverages — 1.1%
Royal Unibrew A/S	1,900	228,785	(b)
Suntory Beverage & Food Ltd.	5,600	232,638	(b)
Treasury Wine Estates Ltd.	34,000	302,257	(b)
Total Beverages		763,680
Food & Staples Retailing — 3.3%
George Weston Ltd.	2,000	215,727
Jeronimo Martins SGPS SA	12,600	250,901	(b)

See Notes to Financial Statements.

16	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Food & Staples Retailing — continued
Lawson Inc.	6,500	$ 319,138	(b)
Loblaw Cos. Ltd.	6,100	418,611
Metcash Ltd.	98,600	277,040	(b)
METRO AG	19,400	252,478	(b)
North West Co. Inc.	11,000	293,716
Walgreens Boots Alliance Inc.	6,600	310,530	(a)
Total Food & Staples Retailing		2,338,141
Food Products — 1.5%
Costa Group Holdings Ltd.	68,400	160,333	(b)
Pilgrim’s Pride Corp.	10,300	299,524	*(a)
Sanderson Farms Inc.	1,800	338,760	(a)
Viscofan SA	3,450	225,614	(b)
Total Food Products		1,024,231
Household Products — 0.3%
Central Garden & Pet Co., Class A Shares	5,700	245,100	*(a)
Personal Products — 1.6%
BellRing Brands Inc., Class A Shares	6,500	199,875	*(a)
Kao Corp.	2,900	172,788	(b)
L’Oreal SA	600	247,633	(b)
Medifast Inc.	700	134,848	(a)
Nu Skin Enterprises Inc., Class A Shares	3,200	129,504	(a)
USANA Health Sciences Inc.	2,200	202,840	*(a)
Total Personal Products		1,087,488
Tobacco — 0.4%
Japan Tobacco Inc.	14,500	284,699	(b)
Total Consumer Staples		5,743,339
Energy — 4.2%
Energy Equipment & Services — 0.3%
Aker Solutions ASA	86,000	190,896	*(b)
Oil, Gas & Consumable Fuels — 3.9%
BP PLC	80,500	364,669	(b)
Cosmo Energy Holdings Co. Ltd.	16,900	384,280	(b)
ENEOS Holdings Inc.	97,500	398,137	(b)
Eni SpA	21,300	283,594	(b)
Imperial Oil Ltd.	9,600	303,401
Inpex Corp.	26,500	207,394	(b)
Parex Resources Inc.	11,600	211,009

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	17

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Royal Dutch Shell PLC, Class B Shares	16,000	$ 354,469	(b)
SFL Corp. Ltd.	24,400	204,472	(a)
Total Oil, Gas & Consumable Fuels		2,711,425
Total Energy		2,902,321
Financials — 11.5%
Banks — 2.0%
Banco de Sabadell SA	300,000	251,205	*(b)
Bank of Nova Scotia	5,600	344,683
Barclays PLC	136,000	346,853	(b)
BAWAG Group AG	3,800	238,316	(b)
Nishi-Nippon Financial Holdings Inc.	39,000	249,978	(b)
Total Banks		1,431,035
Capital Markets — 3.4%
3i Group PLC	15,000	258,374	(b)
Azimut Holding SpA	6,800	186,549	(b)
Canaccord Genuity Group Inc.	16,300	179,266
CI Financial Corp.	14,200	288,238
Evercore Inc., Class A Shares	2,200	294,074	(a)
Goldman Sachs Group Inc.	900	340,227	(a)
Lazard Ltd., Class A Shares	6,400	293,120	(a)
Man Group PLC	97,282	267,538	(b)
UBS Group AG, Registered Shares	15,500	247,690	(b)
Total Capital Markets		2,355,076
Consumer Finance — 0.9%
Ally Financial Inc.	5,400	275,670	(a)
Santander Consumer USA Holdings Inc.	9,300	387,810	(a)
Total Consumer Finance		663,480
Diversified Financial Services — 0.5%
Plus500 Ltd.	17,000	316,668	(b)
Insurance — 4.4%
Ageas SA/NV	4,700	232,603	(b)
Allianz SE, Registered Shares	1,000	225,544	(b)
Dai-ichi Life Holdings Inc.	13,600	296,127	(b)
Direct Line Insurance Group PLC	95,000	370,651	(b)
Genworth Financial Inc., Class A Shares	75,400	282,750	*(a)
Japan Post Holdings Co. Ltd.	30,000	252,497	(b)
Legal & General Group PLC	72,000	271,892	(b)
MetLife Inc.	5,300	327,169	(a)
MS&AD Insurance Group Holdings Inc.	8,100	270,266	(b)

See Notes to Financial Statements.

18	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Insurance — continued
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	730	$200,089	(b)
NN Group NV	6,000	313,126	(b)
Total Insurance		3,042,714
Thrifts & Mortgage Finance — 0.3%
Radian Group Inc.	10,700	243,104	(a)
Total Financials		8,052,077
Health Care — 6.8%
Biotechnology — 0.4%
Regeneron Pharmaceuticals Inc.	500	302,590	*(a)
Health Care Equipment & Supplies — 1.7%
Align Technology Inc.	400	266,172	*(a)
Demant A/S	3,600	181,298	*(b)
Hoya Corp.	1,300	203,318	(b)
Inmode Ltd.	3,400	542,130	*(a)
Total Health Care Equipment & Supplies		1,192,918
Health Care Providers & Services — 2.2%
Ensign Group Inc.	3,500	262,115	(a)
H.U. Group Holdings Inc.	6,600	178,522	(b)
Henry Schein Inc.	3,200	243,712	*(a)
McKesson Corp.	2,057	410,124	(a)
Molina Healthcare Inc.	1,500	406,965	*(a)
Total Health Care Providers & Services		1,501,438
Life Sciences Tools & Services — 1.4%
Bio-Rad Laboratories Inc., Class A Shares	600	447,570	*(a)
Mettler-Toledo International Inc.	200	275,472	*(a)
Waters Corp.	600	214,380	*(a)
Total Life Sciences Tools & Services		937,422
Pharmaceuticals — 1.1%
Indivior PLC	99,200	285,227	*(b)
Nippon Shinyaku Co. Ltd.	3,600	299,917	(b)
Ono Pharmaceutical Co. Ltd.	8,900	202,986	(b)
Total Pharmaceuticals		788,130
Total Health Care		4,722,498
Industrials — 15.5%
Air Freight & Logistics — 1.4%
Deutsche Post AG, Registered Shares	3,900	245,803	(b)
FedEx Corp.	720	157,889	(a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	19

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Air Freight & Logistics — continued
Royal Mail PLC	48,500	$274,451	(b)
Yamato Holdings Co. Ltd.	11,800	299,151	(b)
Total Air Freight & Logistics		977,294
Building Products — 1.7%
Cie de Saint-Gobain	3,600	242,467	(b)
Fletcher Building Ltd.	45,800	225,889	(b)
Lennox International Inc.	650	191,211	(a)
Masco Corp.	3,500	194,425	(a)
Sanwa Holdings Corp.	27,000	351,115	(b)
Total Building Products		1,205,107
Commercial Services & Supplies — 0.2%
Intrum AB	6,400	174,157	(b)
Construction & Engineering — 0.3%
Balfour Beatty PLC	55,900	202,868	(b)
Electrical Equipment — 0.7%
ABB Ltd., Registered Shares	7,000	233,325	(b)
Signify NV	5,300	263,317	(b)
Total Electrical Equipment		496,642
Machinery — 3.8%
AGCO Corp.	1,700	208,301	(a)
ANDRITZ AG	4,800	262,325	(b)
Bucher Industries AG, Registered Shares	550	261,346	(b)
Caterpillar Inc.	1,400	268,758
CNH Industrial NV	20,600	348,804	(b)
Cummins Inc.	1,350	303,156	(a)
NGK Insulators Ltd.	17,700	300,577	(b)
Schindler Holding AG, Registered Shares	840	215,963	(b)
Terex Corp.	5,400	227,340	(a)
Volvo AB, Class B Shares	12,700	285,335	(b)
Total Machinery		2,681,905
Marine — 1.1%
A.P. Moller—Maersk A/S, Class B Shares	130	351,646	(b)
Nippon Yusen KK	5,200	391,136	(b)
Total Marine		742,782
Professional Services — 3.8%
BayCurrent Consulting Inc.	900	452,012	(b)
IR Japan Holdings Ltd.	1,400	152,784	(b)
JAC Recruitment Co. Ltd.	13,300	258,271	(b)
ManpowerGroup Inc.	2,300	249,044	(a)
McMillan Shakespeare Ltd.	25,000	262,878	(b)

See Notes to Financial Statements.

20	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — continued
Meitec Corp.	6,500	$357,026	(b)
Pagegroup PLC	28,500	237,289	(b)
Robert Half International Inc.	3,000	300,990	(a)
TriNet Group Inc.	4,300	406,694	*(a)
Total Professional Services		2,676,988
Road & Rail — 0.4%
Ryder System Inc.	2,950	243,994	(a)
Trading Companies & Distributors — 2.1%
Ashtead Group PLC	3,900	295,841	(b)
Ferguson PLC	1,700	235,659	(b)
Finning International Inc.	10,500	259,060
Howden Joinery Group PLC	16,000	191,433	(b)
Rush Enterprises Inc., Class A Shares	5,600	252,896	(a)
Travis Perkins PLC	10,000	205,042	(b)
Total Trading Companies & Distributors		1,439,931
Total Industrials		10,841,668
Information Technology — 12.2%
Communications Equipment — 1.2%
Ciena Corp.	3,700	189,995	*(a)
Nokia oyj, ADR	70,500	384,225	*(a)
Radware Ltd.	7,800	263,016	*(a)
Total Communications Equipment		837,236
Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics Inc.	1,900	213,351	*(a)
Celestica Inc.	20,200	179,417	*
Renishaw PLC	4,300	272,686	(b)
Spectris PLC	5,300	274,890	(b)
Total Electronic Equipment, Instruments & Components		940,344
IT Services — 2.5%
Alliance Data Systems Corp.	4,500	454,005	(a)
Alten SA	2,300	335,330	(b)
CGI Inc.	3,400	288,809	*
GMO internet Inc.	9,700	248,509	(b)
Reply SpA	2,200	405,285	(b)
Total IT Services		1,731,938
Semiconductors & Semiconductor Equipment — 3.1%
Applied Materials Inc.	3,200	411,936	(a)
BE Semiconductor Industries NV	4,600	363,153	(b)
Cirrus Logic Inc.	3,100	255,285	*(a)
Melexis NV	2,400	254,039	(b)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	21

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
ON Semiconductor Corp.	5,800	$265,466	*(a)
Qorvo Inc.	2,400	401,256	*(a)
SCREEN Holdings Co. Ltd.	2,900	248,890	(b)
Total Semiconductors & Semiconductor Equipment		2,200,025
Software — 2.4%
Check Point Software Technologies Ltd.	3,129	353,702	*(a)
NortonLifeLock Inc.	11,600	293,480	(a)
Open Text Corp.	6,200	302,609
Qualys Inc.	2,950	328,305	*(a)
Teradata Corp.	4,000	229,400	*(a)
Zoom Video Communications Inc., Class A Shares	550	143,825	*(a)
Total Software		1,651,321
Technology Hardware, Storage & Peripherals — 1.7%
Apple Inc.	1,700	240,550	(a)
HP Inc.	8,200	224,352	(a)
Logitech International SA, Registered Shares	2,900	256,835	(b)
NetApp Inc.	2,700	242,352	(a)
Seagate Technology Holdings PLC	2,500	206,300	(a)
Total Technology Hardware, Storage & Peripherals		1,170,389
Total Information Technology		8,531,253
Materials — 6.4%
Chemicals — 0.4%
Covestro AG	4,000	274,726	(b)
Construction Materials — 0.3%
CSR Ltd.	57,600	230,798	(b)
Containers & Packaging — 0.4%
International Paper Co.	5,000	279,600	(a)
Metals & Mining — 4.0%
Anglo American PLC	3,700	127,631	(b)
BHP Group Ltd.	9,800	263,398	(b)
Capstone Mining Corp.	60,900	237,042	*
Evraz PLC	31,800	253,727	(b)
Ferrexpo PLC	64,000	281,061	(b)
Fortescue Metals Group Ltd.	21,000	221,456	(b)
Mineral Resources Ltd.	6,700	213,666	(b)
Rio Tinto Ltd.	4,700	333,982	(b)
Salzgitter AG	6,500	219,759	*(b)
SSAB AB, Class B Shares	64,000	274,729	*(b)

See Notes to Financial Statements.

22	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Metals & Mining — continued
thyssenkrupp AG	15,900	$169,438	*(b)
voestalpine AG	4,800	176,421	(b)
Total Metals & Mining		2,772,310
Paper & Forest Products — 1.3%
Canfor Corp.	14,100	309,697	*
Louisiana-Pacific Corp.	4,900	300,713	(a)
West Fraser Timber Co. Ltd.	3,600	303,212
Total Paper & Forest Products		913,622
Total Materials		4,471,056
Real Estate — 3.5%
Equity Real Estate Investment Trusts (REITs) — 0.8%
Safestore Holdings PLC	19,600	275,691	(b)
Stockland	93,000	297,388	(b)
Total Equity Real Estate Investment Trusts (REITs)		573,079
Real Estate Management & Development — 2.7%
Aeon Mall Co. Ltd.	21,300	328,354	(b)
Daito Trust Construction Co. Ltd.	3,300	385,286	(b)
Jones Lang LaSalle Inc.	1,600	396,944	*(a)
Nexity SA	4,600	219,196	(b)
Samhallsbyggnadsbolaget i Norden AB	53,000	292,267	(b)
Tokyo Tatemono Co. Ltd.	14,200	224,922	(b)
Total Real Estate Management & Development		1,846,969
Total Real Estate		2,420,048
Utilities — 2.5%
Electric Utilities — 1.6%
Acciona SA	2,000	331,718	(b)
Chubu Electric Power Co. Inc.	20,900	247,917	(b)
Hokkaido Electric Power Co. Inc.	50,200	240,531	(b)
Kyushu Electric Power Co. Inc.	37,000	281,489	(b)
Total Electric Utilities		1,101,655
Gas Utilities — 0.4%
Nippon Gas Co. Ltd.	22,200	306,182	(b)
Independent Power and Renewable Electricity Producers — 0.2%
Polaris Infrastructure Inc.	9,800	133,854
Multi-Utilities — 0.3%
Centrica PLC	300,000	228,912	*(b)
Total Utilities		1,770,603
Total Common Stocks (Cost — $54,822,622)		62,707,147

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	23

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Preferred Stocks — 0.3%
Industrials — 0.3%
Machinery — 0.3%
Jungheinrich AG (Cost — $202,423)	0.430%	4,200	$195,255	(b)
Total Investments before Short-Term Investments (Cost — $55,025,045)			62,902,402
Short-Term Investments — 8.2%
Invesco Treasury Portfolio, Institutional Class (Cost — $5,713,051)	0.010%	5,713,051	5,713,051
Total Investments — 98.3% (Cost — $60,738,096)			68,615,453
Other Assets in Excess of Liabilities — 1.7%			1,164,461
Total Net Assets — 100.0%			$69,779,914

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

24	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

Summary of Investments by Country** (unaudited)
United States	28.7%
Japan	17.1
United Kingdom	10.6
Canada	7.6
Australia	3.7
Germany	3.5
France	3.5
Sweden	2.2
Switzerland	2.1
Netherlands	1.9
Denmark	1.7
Italy	1.5
Israel	1.4
Spain	1.2
Austria	1.0
Belgium	0.7
Norway	0.6
Finland	0.6
Malta	0.4
Ukraine	0.4
Russia	0.4
Portugal	0.4
New Zealand	0.3
South Africa	0.2
Short-Term Investments	8.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2021 and are subject to change.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	25

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Securities Sold Short — (89.8)%
Common Stocks — (89.8)%
Communication Services — (7.3)%
Diversified Telecommunication Services — (1.7)%
BT Group PLC	(129,000)	$(277,052)	*(a)
Cellnex Telecom SA	(4,100)	(252,732)	(a)
Infrastrutture Wireless Italiane SpA	(20,800)	(231,955)	(a)
Proximus SADP	(8,500)	(168,049)	(a)
Verizon Communications Inc.	(4,700)	(253,847)
Total Diversified Telecommunication Services		(1,183,635)
Entertainment — (1.8)%
Bollore SA	(39,000)	(225,516)	(a)
Cineworld Group PLC	(190,000)	(200,787)	*(a)
CTS Eventim AG & Co. KGaA	(3,400)	(257,263)	*(a)
Toei Co. Ltd.	(1,200)	(236,683)	(a)
Walt Disney Co.	(2,100)	(355,257)	*
Total Entertainment		(1,275,506)
Interactive Media & Services — (1.2)%
Adevinta ASA	(14,000)	(239,558)	*(a)
SEEK Ltd.	(15,000)	(333,919)	(a)
Z Holdings Corp.	(49,000)	(314,458)	(a)
Total Interactive Media & Services		(887,935)
Media — (1.6)%
Ascential PLC	(38,400)	(211,911)	*(a)
Clear Channel Outdoor Holdings Inc.	(64,200)	(173,982)	*
Informa PLC	(35,300)	(258,661)	*(a)
Kadokawa Corp.	(5,300)	(293,651)	(a)
Stroeer SE & Co. KGaA	(2,400)	(198,306)	(a)
Total Media		(1,136,511)
Wireless Telecommunication Services — (1.0)%
1&1 AG	(6,200)	(196,769)	(a)
Tele2 AB, Class B Shares	(12,300)	(181,699)	(a)
T-Mobile US Inc.	(2,100)	(268,296)	*
Total Wireless Telecommunication Services		(646,764)
Total Communication Services		(5,130,351)
Consumer Discretionary — (11.6)%
Auto Components — (0.6)%
Dometic Group AB	(13,600)	(204,447)	(a)
Hella GmbH & Co. KGaA	(3,400)	(238,013)	*(a)
Total Auto Components		(442,460)

See Notes to Financial Statements.

26	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Automobiles — (0.9)%
Stellantis NV	(13,936)	$(266,640)	(a)
Toyota Motor Corp.	(18,500)	(330,932	) (a)
Total Automobiles		(597,572)
Hotels, Restaurants & Leisure — (5.9)%
Aramark	(5,800)	(190,588)
Basic-Fit NV	(4,900)	(224,430)	*(a)
Carnival Corp.	(7,600)	(190,076)	*
Compass Group PLC	(11,000)	(225,063)	*(a)
Crown Resorts Ltd.	(34,000)	(235,165)	*(a)
DraftKings Inc., Class A Shares	(3,700)	(178,192)	*
Flutter Entertainment PLC	(1,200)	(237,230)	*(a)
Fuji Kyuko Co. Ltd.	(4,700)	(201,830)	(a)
J D Wetherspoon PLC	(15,300)	(212,050)	*(a)
Kyoritsu Maintenance Co. Ltd.	(5,400)	(210,494)	(a)
Mitchells & Butlers PLC	(50,000)	(157,682)	*(a)
Oriental Land Co. Ltd.	(1,900)	(307,705)	(a)
Planet Fitness Inc., Class A Shares	(3,100)	(243,505)	*
Restaurant Group PLC	(108,656)	(150,136)	*(a)
Royal Caribbean Cruises Ltd.	(2,500)	(222,375)	*
SSP Group PLC	(58,700)	(217,013)	*(a)
Trainline PLC	(36,400)	(172,114)	*(a)
Whitbread PLC	(6,300)	(280,196)	*(a)
Wingstop Inc.	(1,200)	(196,716)
Zensho Holdings Co. Ltd.	(7,500)	(186,324)	(a)
Total Hotels, Restaurants & Leisure		(4,238,884)
Household Durables — (0.7)%
Countryside Properties PLC	(40,400)	(273,460)	*(a)
Haseko Corp.	(15,000)	(201,085)	(a)
Total Household Durables		(474,545)
Internet & Direct Marketing Retail — (2.1)%
BHG Group AB	(13,200)	(190,896)	*(a)
Delivery Hero SE	(1,200)	(153,666)	*(a)
Farfetch Ltd., Class A Shares	(5,600)	(209,888)	*
Just Eat Takeaway.com NV	(2,200)	(160,315)	*(a)
Mercari Inc.	(3,100)	(170,660)	*(a)
Prosus NV	(3,100)	(244,150)	(a)
Shop Apotheke Europe NV	(1,200)	(177,465)	*(a)
THG PLC	(26,000)	(176,388)	*(a)
Total Internet & Direct Marketing Retail		(1,483,428)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	27

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Multiline Retail — (0.3)%
Wesfarmers Ltd.	(4,500)	$(181,091)	(a)
Specialty Retail — (0.7)%
Dufry AG, Registered Shares	(3,500)	(194,981)	*(a)
Vroom Inc.	(3,200)	(70,624)	*
WH Smith PLC	(9,000)	(206,270)	*(a)
Total Specialty Retail		(471,875)
Textiles, Apparel & Luxury Goods — (0.4)%
Descente Ltd.	(7,000)	(246,105)	*(a)
Total Consumer Discretionary		(8,135,960)
Consumer Staples — (8.2)%
Beverages — (1.6)%
Anheuser-Busch InBev SA/NV	(4,800)	(271,095)	(a)
C&C Group PLC	(58,000)	(182,229)	*(a)
Keurig Dr Pepper Inc.	(6,600)	(225,456)
Primo Water Corp.	(11,000)	(173,259)
Sapporo Holdings Ltd.	(12,000)	(276,201)	(a)
Total Beverages		(1,128,240)
Food & Staples Retailing — (2.4)%
Aeon Co. Ltd.	(10,000)	(263,166)	(a)
Kusuri no Aoki Holdings Co. Ltd.	(2,600)	(177,461)	(a)
Ocado Group PLC	(10,100)	(224,638)	*(a)
Performance Food Group Co.	(4,250)	(197,455)	*
Seven & i Holdings Co. Ltd.	(6,300)	(285,891)	(a)
Wm Morrison Supermarkets PLC	(79,300)	(314,319)	(a)
Zur Rose Group AG	(500)	(198,436)	*(a)
Total Food & Staples Retailing		(1,661,366)
Food Products — (2.1)%
Bakkafrost P/F	(3,200)	(263,458)	(a)
Chocoladefabriken Lindt & Spruengli AG	(20)	(224,049)	(a)
Danone SA	(3,800)	(259,369)	(a)
Freshpet Inc.	(1,300)	(185,497)	*
Grieg Seafood ASA	(5,273)	(49,245)	*(a)
Kerry Group PLC, Class A Shares	(1,400)	(187,437)	(a)
Salmar ASA	(2,700)	(179,343)	(a)
Total Food Products		(1,348,398)
Household Products — (1.7)%
Church & Dwight Co. Inc.	(2,900)	(239,453)
Energizer Holdings Inc.	(6,800)	(265,540)
Essity AB, Class B Shares	(7,600)	(235,892)	(a)

See Notes to Financial Statements.

28	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Household Products — continued
Kimberly-Clark Corp.	(2,100)	$(278,124)
Reckitt Benckiser Group PLC	(2,600)	(203,500)	(a)
Total Household Products		(1,222,509)
Tobacco — (0.4)%
British American Tobacco PLC	(7,400)	(258,181)	(a)
Total Consumer Staples		(5,618,694)
Energy — (3.9)%
Energy Equipment & Services — (0.3)%
SBM Offshore NV	(11,700)	(207,471)	(a)
Oil, Gas & Consumable Fuels — (3.6)%
Cameco Corp.	(12,400)	(269,420)
Enbridge Inc.	(5,300)	(211,146)
Inter Pipeline Ltd.	(18,100)	(285,090)
Keyera Corp.	(9,400)	(236,521)
New Fortress Energy Inc.	(6,500)	(180,375)
NexGen Energy Ltd.	(45,600)	(216,731)	*
Pembina Pipeline Corp.	(6,305)	(199,862)
TC Energy Corp.	(4,100)	(197,328)
Tellurian Inc.	(63,500)	(248,285)	*
VERBIO Vereinigte BioEnergie AG	(3,700)	(243,686)	(a)
Williams Cos. Inc.	(8,800)	(228,272)
Total Oil, Gas & Consumable Fuels		(2,516,716)
Total Energy		(2,724,187)
Financials — (11.4)%
Banks — (2.6)%
Banca Popolare di Sondrio SCPA	(48,600)	(206,415)	(a)
Bank of Kyoto Ltd.	(5,200)	(238,499)	(a)
Community Bank System Inc.	(2,200)	(150,524)
First Financial Bankshares Inc.	(3,550)	(163,123)
First Republic Bank	(1,150)	(221,812)
National Australia Bank Ltd.	(11,500)	(229,199)	(a)
Pinnacle Financial Partners Inc.	(3,000)	(282,240)
Prosperity Bancshares Inc.	(2,900)	(206,277)
Westpac Banking Corp.	(11,200)	(208,268)	(a)
Total Banks		(1,906,357)
Capital Markets — (4.8)%
BlackRock Inc.	(300)	(251,598)
Brookfield Asset Management Inc., Class A Shares	(5,600)	(299,656)
Charles Schwab Corp.	(5,200)	(378,768)
CME Group Inc.	(1,000)	(193,380)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	29

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Capital Markets — continued
Credit Suisse Group AG, Registered Shares	(23,800)	$(235,972)	(a)
Intercontinental Exchange Inc.	(2,100)	(241,122)
London Stock Exchange Group PLC	(2,100)	(209,806)	(a)
Macquarie Group Ltd.	(2,700)	(354,247)	(a)
Moody’s Corp.	(600)	(213,066)
Morgan Stanley	(2,800)	(272,468)
Nasdaq Inc.	(1,200)	(231,624)
Nordnet AB publ	(9,400)	(168,871)	(a)
TMX Group Ltd.	(1,900)	(204,896)
Tradeweb Markets Inc., Class A Shares	(2,800)	(226,184)
Total Capital Markets		(3,481,658)
Diversified Financial Services — (1.8)%
Aker ASA, Class A Shares	(3,300)	(260,530)	(a)
Element Fleet Management Corp.	(16,400)	(165,476)
EXOR NV	(2,500)	(210,667)	(a)
Hypoport SE	(275)	(185,578)	*(a)
Investor AB, Class B Shares	(11,000)	(235,529)	(a)
Kinnevik AB, Class B Shares	(5,200)	(183,346)	*(a)
Total Diversified Financial Services		(1,241,126)
Insurance — (2.0)%
Arthur J Gallagher & Co.	(1,850)	(275,002)
Assicurazioni Generali SpA	(10,300)	(219,131)	(a)
Brookfield Asset Management Reinsurance Partners Ltd.,
Class A Shares	(55)	(3,056)	*
BRP Group Inc., Class A Shares	(5,900)	(196,411)	*
Helvetia Holding AG, Registered Shares	(1,700)	(185,523)	(a)
Phoenix Group Holdings PLC	(18,600)	(160,840)	(a)
Trupanion Inc.	(2,200)	(170,874)	*
Tryg A/S	(8,500)	(193,102)	(a)
Total Insurance		(1,403,939)
Mortgage Real Estate Investment Trusts (REITs) — (0.2)%
Hannon Armstrong Sustainable Infrastructure Capital Inc.	(3,200)	(171,136)
Total Financials		(8,204,216)
Health Care — (6.8)%
Health Care Equipment & Supplies — (1.9)%
Ambu A/S, Class B Shares	(5,100)	(150,645)	(a)
Asahi Intecc Co. Ltd.	(9,400)	(257,893)	(a)
Becton Dickinson and Co.	(850)	(208,947)
Jeol Ltd.	(4,200)	(307,880)	(a)

See Notes to Financial Statements.

30	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Health Care Equipment & Supplies — continued
Menicon Co. Ltd.	(4,800)	$(186,992)	(a)
Teleflex Inc.	(500)	(188,275)
Total Health Care Equipment & Supplies		(1,300,632)
Health Care Providers & Services — (0.7)%
HealthEquity Inc.	(3,900)	(252,564)	*
Orpea SA	(1,600)	(185,301)	(a)
Total Health Care Providers & Services		(437,865)
Health Care Technology — (0.4)%
Tabula Rasa HealthCare Inc.	(2,500)	(65,525)	*
Teladoc Health Inc.	(1,600)	(202,896)	*
Total Health Care Technology		(268,421)
Life Sciences Tools & Services — (0.7)%
Evotec SE	(5,500)	(262,448)	*(a)
Lonza Group AG, Registered Shares	(300)	(224,757)	(a)
Total Life Sciences Tools & Services		(487,205)
Pharmaceuticals — (3.1)%
Bayer AG, Registered Shares	(3,300)	(179,988)	(a)
Dechra Pharmaceuticals PLC	(4,900)	(319,189)	(a)
Elanco Animal Health Inc.	(6,400)	(204,096)	*
GlaxoSmithKline PLC	(16,600)	(313,333)	(a)
Novartis AG, Registered Shares	(3,350)	(274,835)	(a)
Sanofi	(2,000)	(192,529)	(a)
Taisho Pharmaceutical Holdings Co. Ltd.	(3,500)	(204,638)	(a)
Viatris Inc.	(14,000)	(189,700)
Vifor Pharma AG	(1,700)	(220,116)	(a)
Total Pharmaceuticals		(2,098,424)
Total Health Care		(4,592,547)
Industrials — (16.4)%
Aerospace & Defense — (1.4)%
Boeing Co.	(1,500)	(329,910)	*
Kratos Defense & Security Solutions Inc.	(7,000)	(156,170)	*
Rolls-Royce Holdings PLC	(137,000)	(257,743)	*(a)
TransDigm Group Inc.	(340)	(212,354)	*
Total Aerospace & Defense		(956,177)
Airlines — (1.5)%
Air Canada	(11,600)	(211,833)	*
International Consolidated Airlines Group SA	(75,600)	(181,122)	*(a)
Japan Airlines Co. Ltd.	(5,900)	(140,440)	*(a)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	31

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Airlines — continued
JET2 PLC	(10,800)	$(186,049)	*(a)
Wizz Air Holdings PLC	(3,800)	(253,052)	*(a)
Total Airlines		(972,496)
Building Products — (0.5)%
AZEK Co. Inc.	(4,500)	(164,385)	*
Genuit Group PLC	(21,100)	(197,043)	(a)
Total Building Products		(361,428)
Commercial Services & Supplies — (1.7)%
ADT Inc.	(22,200)	(179,598)
Boyd Group Services Inc.	(1,200)	(222,596)
GFL Environmental Inc.	(6,800)	(252,812)
Toppan Inc.	(12,200)	(207,494)	(a)
Waste Connections Inc.	(2,200)	(277,284)
Total Commercial Services & Supplies		(1,139,784)
Construction & Engineering — (1.4)%
JGC Holdings Corp.	(16,700)	(156,295)	(a)
Nishimatsu Construction Co. Ltd.	(6,500)	(200,109)	(a)
Obayashi Corp.	(25,600)	(212,564)	(a)
Shimizu Corp.	(23,500)	(177,107)	(a)
SNC-Lavalin Group Inc.	(7,000)	(194,426)
Total Construction & Engineering		(940,501)
Electrical Equipment — (1.1)%
Hubbell Inc.	(1,200)	(216,804)
ITM Power PLC	(26,600)	(153,834)	*(a)
Siemens Gamesa Renewable Energy SA	(7,800)	(197,161)	*(a)
Vestas Wind Systems A/S	(6,100)	(244,223)	(a)
Total Electrical Equipment		(812,022)
Industrial Conglomerates — (0.1)%
Keihan Holdings Co. Ltd.	(3,200)	(92,160)	(a)
Machinery — (1.5)%
Alstom SA	(3,727)	(141,408)	(a)
Chart Industries Inc.	(1,000)	(191,110)	*
Daifuku Co. Ltd.	(2,700)	(253,888)	(a)
Kurita Water Industries Ltd.	(4,100)	(198,085)	(a)
Makita Corp.	(4,200)	(229,201)	(a)
Total Machinery		(1,013,692)
Professional Services — (1.7)%
Clarivate PLC	(6,200)	(135,780)	*
Dun & Bradstreet Holdings Inc.	(9,400)	(158,014)	*
Equifax Inc.	(800)	(202,736)

See Notes to Financial Statements.

32	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Professional Services — continued
IHS Markit Ltd.	(2,100)	$(244,902)
LifeWorks Inc.	(8,300)	(211,465)
TransUnion	(1,900)	(213,389)
Total Professional Services		(1,166,286)
Road & Rail — (3.0)%
East Japan Railway Co.	(3,600)	(252,523)	(a)
Hankyu Hanshin Holdings Inc.	(5,500)	(173,532)	(a)
Keikyu Corp.	(14,600)	(182,598)	(a)
Keio Corp.	(3,900)	(208,793)	(a)
Keisei Electric Railway Co. Ltd.	(6,800)	(225,561)	(a)
Kintetsu Group Holdings Co. Ltd.	(5,200)	(175,514)	*(a)
National Express Group PLC	(84,700)	(272,866)	*(a)
Nishi-Nippon Railroad Co. Ltd.	(6,300)	(160,177)	(a)
Odakyu Electric Railway Co. Ltd.	(11,000)	(254,817)	(a)
Seibu Holdings Inc.	(13,200)	(167,880)	*(a)
Total Road & Rail		(2,074,261)
Trading Companies & Distributors — (0.3)%
MonotaRO Co. Ltd.	(10,100)	(227,910)	(a)
Transportation Infrastructure — (2.2)%
Aena SME SA	(1,500)	(258,736)	*(a)
Atlantia SpA	(10,700)	(202,282)	*(a)
Auckland International Airport Ltd.	(42,000)	(225,794)	*(a)
Flughafen Zurich AG, Registered Shares	(1,175)	(209,568)	*(a)
Japan Airport Terminal Co. Ltd.	(5,400)	(266,322)	*(a)
Transurban Group	(32,000)	(324,448)	(a)
Total Transportation Infrastructure		(1,487,150)
Total Industrials		(11,243,867)
Information Technology — (12.0)%
Electronic Equipment, Instruments & Components — (0.9)%
Amphenol Corp., Class A shares	(3,000)	(219,690)
Hexagon AB, Class B Shares	(18,200)	(280,429)	(a)
Yokogawa Electric Corp.	(8,800)	(153,869)	(a)
Total Electronic Equipment, Instruments & Components		(653,988)
IT Services — (5.7)%
Afterpay Ltd.	(2,600)	(224,929)	*(a)
Amadeus IT Group SA	(3,400)	(223,355)	*(a)
Computershare Ltd.	(18,000)	(235,565)	(a)
Edenred	(3,665)	(197,400)	(a)
Fidelity National Information Services Inc.	(2,100)	(255,528)
Global Payments Inc.	(1,600)	(252,128)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	33

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
IT Services — continued
GMO Payment Gateway Inc.	(1,500)	$(190,043)	(a)
Nexi SpA	(9,400)	(175,373)	*(a)
NEXTDC Ltd.	(34,000)	(293,397)	*(a)
Rackspace Technology Inc.	(9,700)	(137,934)	*
Sabre Corp.	(23,300)	(275,872)	*
SHIFT Inc.	(1,400)	(296,371)	*(a)
Shift4 Payments Inc., Class A Shares	(2,700)	(209,304)	*
Switch Inc., Class A Shares	(8,800)	(223,432)
TIS Inc.	(8,000)	(218,658)	(a)
WEX Inc.	(950)	(167,333)	*
Wix.com Ltd.	(700)	(137,179)	*
Worldline SA	(3,600)	(274,666)	*(a)
Total IT Services		(3,988,467)
Semiconductors & Semiconductor Equipment — (2.0)%
ams AG	(8,500)	(155,184)	*(a)
Cree Inc.	(3,000)	(242,190)	*
Lasertec Corp.	(1,200)	(272,578)	(a)
Marvell Technology Inc.	(4,600)	(277,426)
Silicon Laboratories Inc.	(1,400)	(196,224)	*
SOITEC	(750)	(162,787)	*(a)
Tri Chemical Laboratories Inc.	(5,500)	(164,349)	(a)
Total Semiconductors & Semiconductor Equipment		(1,470,738)
Software — (3.4)%
Altair Engineering Inc., Class A Shares	(2,665)	(183,725)	*
AVEVA Group PLC	(4,600)	(222,162)	(a)
BlackBerry Ltd.	(23,900)	(232,660)	*
Ceridian HCM Holding Inc.	(3,500)	(394,170)	*
Coupa Software Inc.	(800)	(175,344)	*
Lightspeed Commerce Inc.	(3,100)	(299,133)	*
Money Forward Inc.	(1,800)	(127,953)	*(a)
Sinch AB	(10,600)	(204,266)	*(a)
Splunk Inc.	(1,700)	(246,007)	*
Temenos AG, Registered Shares	(1,350)	(183,341)	(a)
Total Software		(2,268,761)
Total Information Technology		(8,381,954)
Materials — (6.3)%
Chemicals — (5.0)%
Air Liquide SA	(1,800)	(288,013)	(a)
Air Products and Chemicals Inc.	(900)	(230,499)
Albemarle Corp.	(1,600)	(350,352)

See Notes to Financial Statements.

34	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Chemicals — continued
Chr Hansen Holding A/S	(2,300)	$(187,826)	(a)
Clariant AG, Registered Shares	(9,500)	(177,990)	(a)
Croda International PLC	(2,650)	(302,618)	(a)
Ecolab Inc.	(1,500)	(312,930)
Givaudan SA, Registered Shares	(55)	(251,203)	(a)
International Flavors & Fragrances Inc.	(1,700)	(227,324)
JSR Corp.	(6,200)	(224,744)	(a)
Koninklijke DSM NV	(1,167)	(233,259)	(a)
Nippon Paint Holdings Co. Ltd.	(14,000)	(152,296)	(a)
Quaker Chemical Corp.	(800)	(190,176)
Shin-Etsu Chemical Co. Ltd.	(1,400)	(236,131)	(a)
Sika AG, Registered Shares	(700)	(221,406)	(a)
Total Chemicals		(3,586,767)
Containers & Packaging — (0.6)%
AptarGroup Inc.	(1,600)	(190,960)
Ball Corp.	(2,600)	(233,922)
Total Containers & Packaging		(424,882)
Metals & Mining — (0.7)%
Ivanhoe Mines Ltd., Class A Shares	(31,300)	(200,166)	*
OceanaGold Corp.	(85,000)	(138,915)	*
Seabridge Gold Inc.	(7,800)	(120,147)	*
Total Metals & Mining		(459,228)
Total Materials		(4,470,877)
Real Estate — (3.5)%
Equity Real Estate Investment Trusts (REITs) — (3.3)%
Alexandria Real Estate Equities Inc.	(1,100)	(210,177)
American Tower Corp.	(800)	(212,328)
British Land Co. PLC	(28,000)	(184,927)	(a)
Capital & Counties Properties PLC	(78,300)	(173,763)	(a)
Digital Realty Trust Inc.	(1,400)	(202,230)
Equinix Inc.	(280)	(221,236)
GLP J-REIT	(120)	(197,252)	(a)
Healthpeak Properties Inc.	(8,000)	(267,840)
Nippon Prologis REIT Inc.	(70)	(234,082)	(a)
Shaftesbury PLC	(30,000)	(245,387)	(a)
Ventas Inc.	(3,000)	(165,630)
Total Equity Real Estate Investment Trusts (REITs)		(2,314,852)
Real Estate Management & Development — (0.2)%
IWG PLC	(39,200)	(152,929)	*(a)
Total Real Estate		(2,467,781)

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	35

Schedule of investments (cont’d)

September 30, 2021

Franklin Global Market Neutral Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Utilities — (2.4)%
Electric Utilities — (0.9)%
Elia Group SA/NV		(1,700)	$(203,047	) (a)
NextEra Energy Inc.		(3,100)	(243,412)
Orsted A/S		(1,600)	(211,105	) (a)
Total Electric Utilities			(657,564)
Gas Utilities — (0.2)%
Toho Gas Co. Ltd.		(2,800)	(122,321	) (a)
Independent Power and Renewable Electricity Producers — (0.7)%
Innergex Renewable Energy Inc.		(12,700)	(203,545)
Neoen SA		(2,300)	(92,678	) *(a)
RENOVA Inc.		(4,900)	(201,092	) *(a)
Total Independent Power and Renewable Electricity Producers			(497,315)
Multi-Utilities — (0.2)%
Ameren Corp.		(2,100)	(170,100)
Water Utilities — (0.4)%
Essential Utilities Inc.		(5,550)	(255,744)
Total Utilities			(1,703,044)
Total Common Stocks (Proceeds — $(58,415,168))			(62,673,478)

	Expiration Date	Rights
Rights — (0.0)%††
Transurban Group (Proceeds — $(0))	10/8/21	(3,556)	(2,699	) *
Total Securities Sold Short (Proceeds — $(58,415,168))			$(62,676,177)

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation(s) used in this schedule:

REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

36	Franklin Global Market Neutral Fund 2021 Annual Report

Franklin Global Market Neutral Fund

Summary of Securities Sold Short by Country± (unaudited)
United States	31.9%
Japan	18.9
United Kingdom	12.1
Canada	7.1
Switzerland	5.1
Australia	4.4
France	3.6
Sweden	3.0
Germany	2.8
Netherlands	1.7
Italy	1.7
Denmark	1.6
Spain	1.5
Belgium	1.0
Ireland	1.0
Norway	0.8
Faroe Islands	0.4
China	0.4
New Zealand	0.4
Austria	0.2
Saudi Arabia	0.2
Israel	0.2
100.0%

±	As a percentage of total securities sold short. Please note that the Fund holdings are as of September 30, 2021 and are subject to change.

At September 30, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,979,058	GBP	5,775,000	Bank of New York	10/15/21	$197,692
USD	10,688,838	JPY	1,171,579,000	Bank of New York	10/15/21	160,971
USD	4,738,536	CAD	6,011,000	Citibank N.A.	10/15/21	(7,122)
USD	8,253,266	EUR	6,985,000	Northern Trust Co.	10/15/21	159,843
Total						$511,384

Abbreviation(s) used in this table:

CAD	— Canadian Dollar

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

USD	— United States Dollar

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	37

Statement of assets and liabilities

September 30, 2021

Assets:
Investments, at value (Cost — $60,738,096)	$68,615,453
Foreign currency, at value (Cost — $13,748)	13,672
Cash	280,558
Foreign cash collateral held at broker for securities sold short, at value (Cost — $39,726,543)	41,376,123
Deposits with brokers for securities sold short	21,379,387
Receivable for securities sold	2,076,037
Unrealized appreciation on forward foreign currency contracts	518,506
Dividends and interest receivable	203,628
Spot receivable	159,114
Receivable for Fund shares sold	348
Prepaid expenses	40,999
Total Assets	134,663,825

Liabilities:
Investments sold short, at value (proceeds received $58,415,168)	62,676,177
Payable for securities purchased	1,470,830
Payable to broker for collateral for securities sold short	533,842
Dividends payable on securities sold short	84,919
Investment management fee payable	41,342
Unrealized depreciation on forward foreign currency contracts	7,122
Trustees’ fees payable	587
Service and/or distribution fees payable	59
Accrued expenses	69,033
Total Liabilities	64,883,911
Total Net Assets	$69,779,914

Net Assets:
Par value (Note 7)	$73
Paid-in capital in excess of par value	71,698,519
Total distributable earnings (loss)	(1,918,678)
Total Net Assets	$69,779,914

See Notes to Financial Statements.

38	Franklin Global Market Neutral Fund 2021 Annual Report

Net Assets:
Class A	$100,601
Class C	$46,622
Class I	$5,530,858
Class IS	$64,101,833

Shares Outstanding:
Class A	10,661
Class C	5,057
Class I	581,336
Class IS	6,719,561

Net Asset Value:
Class A (and redemption price)	$9.44
Class C*	$9.22
Class I (and redemption price)	$9.51
Class IS (and redemption price)	$9.54
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.02

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	39

Statement of operations

For the Year Ended September 30, 2021

Investment Income:
Dividends	$1,377,855
Interest	37,505
Less: Foreign taxes withheld	(115,517)
Total Investment Income	1,299,843

Expenses:
Dividend expense on securities sold short	856,429
Investment management fee (Note 2)	613,050
Interest expense on securities sold short	325,445
Fund accounting fees	77,321
Registration fees	64,666
Audit and tax fees	49,176
Legal fees	21,438
Interest expense	12,231
Trustees’ fees	7,669
Shareholder reports	7,454
Custody fees	5,272
Transfer agent fees (Note 5)	5,050
Insurance	1,659
Service and/or distribution fees (Notes 2 and 5)	692
Fees recaptured by investment manager (Note 2)	391
Miscellaneous expenses	6,095
Total Expenses	2,054,038
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(148,344)
Net Expenses	1,905,694
Net Investment Loss	(605,851)

Realized and Unrealized Gain (Loss) on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	16,101,772
Securities sold short	(12,890,381)
Forward foreign currency contracts	(144,229)
Foreign currency transactions	322,244
Net Realized Gain	3,389,406
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,200,261
Securities sold short	(359,600)
Forward foreign currency contracts	425,275
Foreign currencies	(489,242)
Change in Net Unrealized Appreciation (Depreciation)	776,694
Net Gain on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	4,166,100
Increase in Net Assets From Operations	$3,560,249

See Notes to Financial Statements.

40	Franklin Global Market Neutral Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2021	2020

Operations:
Net investment loss	$(605,851)	$(316,562)
Net realized gain (loss)	3,389,406	(7,797,427)
Change in net unrealized appreciation (depreciation)	776,694	5,800,918
Increase (Decrease) in Net Assets From Operations	3,560,249	(2,313,071)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	—	(176,808)
Decrease in Net Assets From Distributions to Shareholders	—	(176,808)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	10,671,574	7,129,796
Reinvestment of distributions	—	169,561
Cost of shares repurchased	(2,677,789)	(10,015,303)
Increase (Decrease) in Net Assets From Fund Share Transactions	7,993,785	(2,715,946)
Increase (Decrease) in Net Assets	11,554,034	(5,205,825)

Net Assets:
Beginning of year	58,225,880	63,431,705
End of year	$69,779,914	$58,225,880

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	41

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.02	$9.40	$10.35	$10.44	$9.62

Income (loss) from operations:
Net investment loss	(0.13)	(0.09)	(0.07)	(0.04)	(0.12)
Net realized and unrealized gain (loss)	0.55	(0.29)	(0.71)	0.04	0.94
Total income (loss) from operations	0.42	(0.38)	(0.78)	0.00 [2]	0.82

Less distributions from:
Net investment income	—	—	(0.17)	(0.09)	—
Total distributions	—	—	(0.17)	(0.09)	—

Net asset value, end of year	$9.44	$9.02	$9.40	$10.35	$10.44
Total return[3]	4.66%	(4.04)%	(7.49)%	(0.13)%	8.52%

Net assets, end of year (000s)	$101	$96	$100	$140	$194

Ratios to average net assets:
Gross expenses	3.59%[4]	3.36%[4]	4.11%[4]	3.67%[4]	6.13%
Net expenses[5,6]	3.37 [4]	3.08 [4]	3.61 [4]	3.20 [4]	3.38
Net investment loss	(1.38)	(0.94)	(0.70)	(0.35)	(1.18)

Portfolio turnover rate[7]	134%	139%	147%	64%	100%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.55%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019, 141% for the year ended September 30, 2018 and 576% for the year ended September 30, 2017.

See Notes to Financial Statements.

42	Franklin Global Market Neutral Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2021	2020	2019	2018[2]

Net asset value, beginning of year	$8.87	$9.30	$10.33	$10.09

Income (loss) from operations:
Net investment loss	(0.18)	(0.14)	(0.13)	(0.01)
Net realized and unrealized gain (loss)	0.53	(0.29)	(0.70)	0.25
Total income (loss) from operations	0.35	(0.43)	(0.83)	0.24

Less distributions from:
Net investment income	—	—	(0.20)	—
Total distributions	—	—	(0.20)	—

Net asset value, end of year	$9.22	$8.87	$9.30	$10.33
Total return[3]	3.95%	(4.52)%	(8.14)%	2.28%

Net assets, end of year (000s)	$47	$45	$47	$51

Ratios to average net assets:
Gross expenses	4.22%	3.97%	4.76%[4]	4.68%[5]
Net expenses[6,7]	3.99	3.69	4.27 [4]	4.03 [5]
Net investment loss	(2.01)	(1.55)	(1.28)	(0.54) [5]

Portfolio turnover rate[8]	134%	139%	147%	64%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.30%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019 and 141% for the year ended September 30, 2018.

[9]	For the year ended September 30, 2018.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	43

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.06	$9.42	$10.42	$10.50	$9.64

Income (loss) from operations:
Net investment loss	(0.09)	(0.05)	(0.03)	(0.01)	(0.09)
Net realized and unrealized gain (loss)	0.54	(0.29)	(0.72)	0.04	0.95
Total income (loss) from operations	0.45	(0.34)	(0.75)	0.03	0.86

Less distributions from:
Net investment income	—	(0.02)	(0.25)	(0.11)	—
Total distributions	—	(0.02)	(0.25)	(0.11)	—

Net asset value, end of year	$9.51	$9.06	$9.42	$10.42	$10.50
Total return[2]	5.08%	(3.63)%	(7.25)%	0.18%	8.81%

Net assets, end of year (000s)	$5,531	$4,903	$5,355	$4,807	$4,378

Ratios to average net assets:
Gross expenses[3]	3.22%	2.99%	3.79%	3.18%	5.98%
Net expenses[3,4,5]	2.99	2.71	3.31	2.71	3.24
Net investment loss	(0.99)	(0.54)	(0.27)	(0.12)	(0.88)

Portfolio turnover rate[6]	134%	139%	147%	64%	100%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[6]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019, 141% for the year ended September 30, 2018 and 576% for the year ended September 30, 2017.

See Notes to Financial Statements.

44	Franklin Global Market Neutral Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.08	$9.44	$10.43	$10.51	$9.65

Income (loss) from operations:
Net investment loss	(0.09)	(0.05)	(0.00) [2]	(0.01)	(0.02)
Net realized and unrealized gain (loss)	0.55	(0.28)	(0.74)	0.04	0.88
Total income (loss) from operations	0.46	(0.33)	(0.74)	0.03	0.86

Less distributions from:
Net investment income	—	(0.03)	(0.25)	(0.11)	—
Total distributions	—	(0.03)	(0.25)	(0.11)	—

Net asset value, end of year	$9.54	$9.08	$9.44	$10.43	$10.51
Total return[3]	5.07%	(3.54)%	(7.13)%	0.18%	8.91%

Net assets, end of year (000s)	$64,102	$53,182	$57,929	$38,012	$36,415

Ratios to average net assets:
Gross expenses	3.18%	2.91%[4]	3.67%[4]	3.17%[4]	5.52%
Net expenses[5,6]	2.95	2.63 [4]	3.18 [4]	2.70 [4]	2.81
Net investment loss	(0.93)	(0.50)	(0.05)	(0.11)	(0.17)

Portfolio turnover rate[7]	134%	139%	147%	64%	100%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 267% for the year ended September 30, 2021, 280% for the year ended September 30, 2020, 335% for the year ended September 30, 2019, 141% for the year ended September 30, 2018 and 576% for the year ended September 30, 2017.

See Notes to Financial Statements.

Franklin Global Market Neutral Fund 2021 Annual Report	45

Notes to financial statements

1. Organization and significant accounting policies

Franklin Global Market Neutral Fund (prior to August 7, 2021, the Fund was known as QS Global Market Neutral Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

46	Franklin Global Market Neutral Fund 2021 Annual Report

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Franklin Global Market Neutral Fund 2021 Annual Report	47

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$2,196,145	$2,846,363	—	$5,042,508
Consumer Discretionary	2,915,984	5,293,792	—	8,209,776
Consumer Staples	2,789,035	2,954,304	—	5,743,339
Energy	718,882	2,183,439	—	2,902,321
Financials	3,256,111	4,795,966	—	8,052,077
Health Care	3,371,230	1,351,268	—	4,722,498
Industrials	3,263,758	7,577,910	—	10,841,668
Information Technology	5,871,636	2,659,617	—	8,531,253
Materials	1,430,264	3,040,792	—	4,471,056
Real Estate	396,944	2,023,104	—	2,420,048
Utilities	133,854	1,636,749	—	1,770,603
Preferred Stocks	—	195,255	—	195,255
Total Long-Term Investments	26,343,843	36,558,559	—	62,902,402
Short-Term Investments†	5,713,051	—	—	5,713,051
Total Investments	$32,056,894	$36,558,559	—	$68,615,453
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$518,506	—	$518,506
Total	$32,056,894	$37,077,065	—	$69,133,959

48	Franklin Global Market Neutral Fund 2021 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Securities Sold Short†:
Common Stocks:
Communication Services	$1,051,382	$4,078,969	—	$5,130,351
Consumer Discretionary	1,501,964	6,633,996	—	8,135,960
Consumer Staples	1,564,784	4,053,910	—	5,618,694
Energy	2,273,030	451,157	—	2,724,187
Financials	4,518,693	3,685,523	—	8,204,216
Health Care	1,312,003	3,280,544	—	4,592,547
Industrials	3,775,568	7,468,299	—	11,243,867
Information Technology	4,125,279	4,256,675	—	8,381,954
Materials	2,195,391	2,275,486	—	4,470,877
Real Estate	1,279,441	1,188,340	—	2,467,781
Utilities	872,801	830,243	—	1,703,044
Rights	2,699	—	—	2,699
Total Securities Sold Short	24,473,035	38,203,142	—	62,676,177
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	7,122	—	7,122
Total	$24,473,035	$38,210,264	—	$62,683,299

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Franklin Global Market Neutral Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

(c) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

50	Franklin Global Market Neutral Fund 2021 Annual Report

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Franklin Global Market Neutral Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $7,122. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

52	Franklin Global Market Neutral Fund 2021 Annual Report

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$1,299	$(1,299)

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Effective August 7, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) is the Fund’s subadviser. Prior to August 7, 2021, QS Investors, LLC (“QS Investors”) was the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Franklin Advisers and Western Asset are wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”) and prior to August 7, 2021, QS Investors was a wholly-owned subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Franklin Advisers a fee monthly, at an annual rate equal

Franklin Global Market Neutral Fund 2021 Annual Report	53

Notes to financial statements (cont’d)

to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.55%, 2.30%, 1.20% and 1.10%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and reimbursing expenses, as applicable, exceed the expense cap for each class as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent.

During the year ended September 30, 2021, fees waived and/or expenses reimbursed amounted to $148,344.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 30, 2022	$563	$244	$24,282	$179,458
Expires September 30, 2023	276	126	14,342	161,282
Expires September 30, 2024	216	100	11,021	134,819
Total fee waivers/expense reimbursements subject to recapture	$1,055	$470	$49,645	$475,559

For the year ended September 30, 2021, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A	Class I
LMPFA recaptured	$40	$351

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

54	Franklin Global Market Neutral Fund 2021 Annual Report

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2021, Franklin Distributors and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2021, there were no CDSCs paid to Franklin Distributors and its affiliates.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of September 30, 2021, Franklin Resources and its affiliates owned 92% of the Fund.

3. Investments

During the year ended September 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$79,053,867
Sales	87,161,240

*	Excluding securities sold short and covers on securities sold short in the amount of $74,751,399 and $78,997,381, respectively.

At September 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/(Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$61,582,162	$9,064,098	$(2,030,807)	$7,033,291
Securities sold short	(58,415,168)	3,109,338	(7,370,347)	(4,261,009)
Forward foreign currency contracts	—	518,506	(7,122)	511,384

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2021.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$518,506

Franklin Global Market Neutral Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$7,122

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(144,229)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$425,275

During the year ended September 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$28,775,810

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$358,663	—	$358,663	—	$358,663
Citibank N.A.	—	$(7,122)	(7,122)	—	(7,122)
Northern Trust Co.	159,843	—	159,843	—	159,843
Total	$518,506	$(7,122)	$511,384	—	$511,384

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

56	Franklin Global Market Neutral Fund 2021 Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$242	$140
Class C	450	29
Class I	—	2,541
Class IS	—	2,340
Total	$692	$5,050

For the year ended September 30, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$219
Class C	101
Class I	11,180
Class IS	136,844
Total	$148,344

6. Distributions to shareholders by class

	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Investment Income:
Class I	—	$10,593
Class IS	—	166,215
Total	—	$176,808

7. Shares of beneficial interest

At September 30, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Franklin Global Market Neutral Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2021			Year Ended September 30, 2020
	Shares		Amount	Shares	Amount
Class A
Shares sold	0	*	$1	—	—
Shares issued on reinvestment	—		—	—	—
Shares repurchased	—		—	(16)	$(143)
Net increase (decrease)	0	*	$1	(16)	$(143)

Class C
Shares sold	—		—	—	—
Shares issued on reinvestment	—		—	—	—
Shares repurchased	—		—	—	—
Net increase	—		—	—	—

Class I
Shares sold	47,543		$452,350	171,428	$1,576,242
Shares issued on reinvestment	—		—	1,133	10,593
Shares repurchased	(7,356)		(66,329)	(199,625)	(1,815,875)
Net increase (decrease)	40,187		$386,021	(27,064)	$(229,040)

Class IS
Shares sold	1,145,469		$10,219,223	605,735	$5,553,554
Shares issued on reinvestment	—		—	16,984	158,968
Shares repurchased	(283,023)		(2,611,460)	(900,023)	(8,199,285)
Net increase (decrease)	862,446		$7,607,763	(277,304)	$(2,486,763)

*	Less than 1 share.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	—	$176,808

As of September 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(6,243,824)
Other book/tax temporary differences(a)	(612,081)
Unrealized appreciation (depreciation)(b)	4,937,227
Total distributable earnings (loss) — net	$(1,918,678)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

58	Franklin Global Market Neutral Fund 2021 Annual Report

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of certain late year losses for tax purposes and book/ tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax basis adjustments.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Franklin Global Market Neutral Fund 2021 Annual Report	59

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Franklin Global Market Neutral Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Franklin Global Market Neutral Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 18, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

60	Franklin Global Market Neutral Fund 2021 Annual Report

Amended subadvisory agreement (unaudited)

Effective August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), merged with and into Franklin Advisers, Inc. (“Franklin Advisers”), also a wholly-owned subsidiary of Franklin Resources. As a result of the QS Investors merger, Franklin Advisers became the subadviser of the Fund. At a meeting of the Trust’s Board of Trustees held in May 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Manager or Franklin Advisers (“Independent Trustees”), approved the amendment and restatement of a subadvisory agreement to reflect that Franklin Advisers assumed the rights and obligations of QS Investors under the agreement. The Board received an opinion from legal counsel that the amended and restated agreement, which took effect upon the closing of the QS Investors merger, did not require shareholder approval. The Board considered that the amended and restated agreement under which Franklin Advisers would provide services to the Fund were substantially identical to the agreement to which QS Investors had been a party, that there would be no change in services provided to the Fund, that there would be no change in the fees payable by the Fund, and that the amended and restated agreement would not continue beyond the term of the agreement with QS Investors unless approved by the Board or shareholders of the Fund. The Board also considered that the agreement with QS Investors had been approved by the Board at a meeting of the Board held in April 2020. At such meeting, the Board considered information regarding the nature, extent and quality of the services provided to the Fund, the Fund’s performance, management fees and expense ratios, the profitability of the Manager and its affiliates in providing services to the Fund, whether there had been economies of scale with respect to the management of the Fund and other benefits received by the Manager and its affiliates as a result of their relationship with the Fund. At its May 2021 meeting, the Board received and reviewed updated information regarding the performance and expenses of the Fund. After considering the factors described above as well as other factors, and in the exercise of their business judgment, the Board, including the Independent Trustees, concluded that the amended and restated agreement, including the fees payable thereunder, was fair and reasonable and that entering into the amended and restated agreement was in the best interests of the Fund and its shareholders.

Franklin Global Market Neutral Fund	61

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	11,915,712,078	203,516,727
Andrew L. Breech	11,923,087,811	196,140,993
Althea L. Duersten	11,972,830,693	146,398,111
Stephen R. Gross	11,919,258,594	199,970,210
Susan M. Heilbron	11,970,320,096	148,908,708
Howard J. Johnson	11,919,503,553	199,725,251
Arnold L. Lehman	11,920,774,188	198,454,617
Robin J.W. Masters	11,971,843,764	147,385,040
Jerome H. Miller	11,919,153,082	200,075,722
Ken Miller	11,922,645,083	196,583,722
G. Peter O’Brien	11,919,113,936	200,114,868
Thomas F. Schlafly	11,917,628,123	201,600,682
Jane Trust	11,985,902,999	133,325,805

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

62	Franklin Global Market Neutral Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Franklin Global Market Neutral Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Franklin Global Market Neutral Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

64	Franklin Global Market Neutral Fund

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Franklin Global Market Neutral Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

66	Franklin Global Market Neutral Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Franklin Global Market Neutral Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Jenna Bailey
Franklin Templeton
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

68	Franklin Global Market Neutral Fund

Additional Officers (cont’d)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective July 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Franklin Global Market Neutral Fund	69

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

70	Franklin Global Market Neutral Fund

Franklin

Global Market Neutral Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Franklin Advisers, Inc.†

Distributor

Franklin Distributors, LLC††

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.
†	Effective August 7, 2021, QS Investors merged with and into Franklin Advisers, Inc.
††	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Franklin Global Market Neutral Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Franklin Global Market Neutral Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Franklin Global Market Neutral Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

QSIN316994 11/21 SR21-4267

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2020 and September 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2020 and $322,330 in September 30, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2020 and $0 in September 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2020 and $80,500 in September 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2020 and $0 in September 30, 2021, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2020 and September 30, 2021; Tax Fees were 100% and 100% for September 30, 2020 and September 30, 2021; and Other Fees were 100% and 100% for September 30, 2020 and September 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,105,712 in September 30, 2020 and $1,124,357 in September 30, 2021.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J.W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective July 1, 2021, Ms. Duersten became Chair.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 24, 2021